SMITH BARNEY INCOME FUNDS
On behalf of
SMITH BARNEY UTILITIES FUND
(the "Fund")

Supplement dated May 8, 1998 to
Prospectus dated November 28, 1997

	On May 7, 1998 shareholders of the Fund approved: 1) Changing the Fund's investment objective so that income and capital appreciation receive equal consideration; and 2) Changing the Fund's investment policies by imposing a target asset allocation of approximately 60% in equity securities and approximately 40% in fixed-income securities while no longer requiring the Fund to invest in equity and debt securities of companies in the utilities industry.

In conjunction with shareholders approving these changes, the Board of Trustees has approved increasing the portion of the Fund's assets invested in high yield securities from a maximum of 10% to a maximum of 25% and changing the Fund's name to Smith
Barney Balanced Fund ("Balanced Fund").

The equity portion of the Balanced Fund will purchase common stocks, preferred stocks, warrants and securities convertible into common stocks, which are deemed to afford attractive opportunities for capital appreciation and income.
The Balanced Fund may invest in securities of companies with attractive relative valuations based on underlying assets or earnings potential, as well as the securities of companies with favorable growth prospects. In analyzing securities for investment, Mutual Management Corp. ("MMC") the Balanced Fund's investment adviser, will consider many factors including, but not limited to, historical and future earnings and growth potential, current market valuation, management strategy and economic and financial factors that may affect the price of the securities. The Balanced Fund will invest in a broadly diversified portfolio across a wide range of industries consisting of middle to large capitalization companies, though it may on occasion invest in smaller capitalized companies when, in the opinion of MMC, such companies offer attractive capital appreciation opportunities.

The fixed-income portion of the Balanced Fund will invest in a diversified portfolio of debt and other fixed-income securities, which are believed to afford opportunities for income and capital appreciation. Fixed-income securities the Balanced Fund will invest in, include obligations of the U.S. government, its agencies and instrumentalities, corporate securities (including bonds, notes, preferred and convertible issues), mortgage backed and asset-backed securities. The fixed-income management strategies will be driven by the shape of the yield curve and yield spread analysis. There are no maturity restrictions on the fixed-income securities in which the Balanced Fund invests. Under normal market conditions the weighted average portfolio maturity for the fixed-income portfolio will be in the 5 to 15 year range.

The Balanced Fund may invest up to 25% of its total assets in fixed-income securities rated lower than Baa by Moody's or BBB by S&P. Such securities are commonly referred to as "junk bonds." The Balanced Fund may also hold, from time to time, securities rated Caa by Moody's or CCC by S&P or, if unrated or rated by other nationally recognized statistical rating organizations, securities of comparable quality as determined by MMC. While this portion of the securities held by the Balanced Fund are expected to provide greater income and, possibly, opportunity for greater gain than investments in more highly rated securities, they may be subject to greater risk of loss of income and principal and are more speculative in nature.

The equity portion of the Balanced Fund will be managed by Jack Levande and Chad Graves. Mr. Levande is the current portfolio manager of the Fund and has been responsible for making all investment decisions since the Fund commenced operations in 1988. He is currently a Managing Director of Smith Barney Inc ("Smith Barney"). Mr. Graves is also a Managing Director of Smith Barney and has had portfolio management responsibilities for the Concert Social Awareness Fund. The fixed-income portion of the Balanced Fund will be managed by James Conroy and John Bianchi. Mr. Conroy, a Managing Director of Smith Barney, is currently the portfolio manager of the Smith Barney Diversified Strategic Income Fund, Smith Barney Government Securities Fund and U.S. Short-term Government Fund. Mr. Bianchi, also a Managing Director of Smith Barney, is the portfolio manager to the Smith Barney High Income Fund in addition to other Smith Barney mutual funds.

As the Fund is restructured into the Balanced Fund it will be required to divest may of its holdings in the utilities industry. This restructuring of the Fund will likely result in the realization of short- and long-term capital gains for shareholders. Distributions of any net long-term capital gains earned by the Fund will be made annually after the close of the fiscal year in which they are earned. Distributions of short-term capital gains may be paid more frequently with dividends from net investment income. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution generally would be taxable to the investor. In addition, the restructured portfolio, with an emphasis on capital appreciation, will cover a broader spectrum of market sectors than the Fund, thus resulting in a lower monthly distribution rate to shareholders.



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